UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 1, 2016 (November 30, 2016)

Fifth Street Finance Corp.

(Exact name of registrant as specified in its charter)

Delaware	001-33901	26-1219283
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

777 West Putnam Avenue, 3rd Floor, Greenwich, CT	06830
(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code: (203) 681-3600

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On November 30, 2016, the Board of Directors of Fifth Street Finance Corp. (the “Company”) appointed Patrick J. Dalton as Chief Executive Officer and to serve as a director of the Company, effective as of January 2, 2017. Mr. Dalton will also join Fifth Street Asset Management Inc. (NASDAQ: FSAM) as Co-President, effective January 2, 2017, succeeding Todd Owens.

On November 30, 2016, the Company also announced Todd G. Owens intends to step down from his roles as Chief Executive Officer and a member of the Board of Directors, effective January 2, 2017, and that Ivelin M. Dimitrov intends to step down from his roles as President, Chief Investment Officer and a member of the Board of Directors, effective January 2, 2017.

Mr. Dalton, 48, has over 20 years of credit and investment experience. Mr. Dalton joins the Company from Gordon Brothers Finance Company, where he served as the President, Chief Executive Officer, Chair of the Investment Committee and member of the board of directors from September 2012 to February 2016. Prior to that role, he served as President and Chief Operating Officer at Apollo Investment Corporation, a publicly-traded business development company (NASDAQ: AINV), from November 2008 to February 2012; Chief Investment Officer and Portfolio Manager at Apollo Investment Management, L.P. from 2007 to 2012; and a partner at Apollo Global Management from 2004 to 20012. Before joining Apollo, Mr. Dalton was a Vice President with Goldman, Sachs & Co., Chase Securities, Inc. and Chase Manhattan Bank. Mr. Dalton received an M.B.A. in 1997 from Columbia University Graduate School of Business and a B.S. in Finance from Boston College in 1990. Mr. Dalton’s prior credit and investment experience, including his experience as an officer of a publicly-traded business development company, led to the Board of Director’s conclusion that Mr. Dalton should be a member of the Company’s Board of Directors.

There are no arrangements or understandings between Mr. Dalton and any other persons pursuant to which he was selected as a director. There are no current or proposed transactions between the Company and Mr. Dalton or his immediate family members that would require disclosure under Item 404(a) of Regulation S-K promulgated by the Securities and Exchange Commission.

The Company issued a press release on November 30, 2016 to announce these changes, a copy of which is attached hereto as Exhibit 99.1.

Item 9.01. Financial Statements and Exhibits

(d)	Exhibits

99.1	Press release dated November 30, 2016

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FIFTH STREET FINANCE CORP.

Date: December 1, 2016	By:	/s/ Kerry S. Acocella
Name: Kerry S. Acocella
Title: Chief Compliance Officer